SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 19, 1997


                           Quality Food Centers, Inc.
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             (Exact name of registrant as specified in its charter)


                                   Washington
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                 (State or other jurisdiction of incorporation)



              0-15590                                 91-1330075
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    (Commission File Number)                (IRS Employer Identification No.)


   10112 N.E. 10th Street
   Bellevue, Washington                                                98004
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(Address of principal executive                                    (Zip Code)
 offices)

          Registrant's telephone number, including area code (206) 455-3761



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            (Former name or former address, if changed since last report)


                               Page 1 of __ Pages
                             Exhibit Index on Page 4
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

    On March 19, 1997, QFC acquired Hughes Markets, Inc. ("Hughes") for approximately $358.8 million in cash (the "Hughes Acquisition"). The Hughes Acquisition was financed by (i) the public offering of 5,175,000 shares of QFC's common stock (the "Common Stock Offering") under QFC's universal shelf registration statement; (ii) the private placement pursuant to Rule 144A of $150,000,000 aggregate principal amount of QFC's 8.70% Senior Subordinated Notes due March 15, 2007 (the "Notes Offering"); and (iii) borrowings under QFC's amended and restated credit facility (the "New Credit Facility") entered into concurrently with the closing of the Hughes Acquisition. Included under Item 7 hereof are documents relating to the Common Stock Offering, the Notes Offering and the New Credit Facility.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Filed as Exhibit 99.1 is the U.S. Common Stock Purchase Agreement dated as of March 13, 1997 between QFC, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and each of the other underwriters named in Schedule A thereto.

(b) Filed as Exhibit 99.2 is the International Common Stock Purchase Agreement dated as of March 13, 1997 between QFC, Merrill Lynch International and each of the other underwriters named in Schedule A thereto.

(c) Filed as Exhibit 99.3 is the Senior Subordinated Notes Purchase Agreement dated as of March 13, 1997 between QFC, Quality Food Holdings, Inc., Hughes Markets, Inc., KU Acquisition Corporation, Donaldson, Lufkin & Jenrette Securities Corporation, Merrill Lynch, Pierce Fenner & Smith Incorporated and BancAmerica Securities, Inc.

(d) Filed as Exhibit 99.4 is the Senior Subordinated Notes Registration Rights Agreement dated as of March 19, 1997 between QFC, the Guarantors named on the signature pages thereof, Donaldson, Lufkin & Jenrette Securities Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated and BancAmerica Securities, Inc.

(e) Filed as Exhibit 99.5 is the Senior Subordinated Notes Indenture dated as of March 19, 1997 between QFC, the Guarantors named therein and First Trust National Association.

(f) Filed as Exhibit 99.6 is the Amended and Restated Credit Agreement dated as of March 14, 1997 among QFC, Quality Food Holdings, Inc., Quality Food, Inc., Bank of America National Trust and Savings Association, the Chase Manhattan Bank and the Other Financial Institutions Party Thereto.

(g) Filed as Exhibit 99.7 is the Guaranty dated as of March 19, 1997 executed in favor of Bank of America National Trust and Savings Association and the Other Agents and Lenders under the Amended and Restated Credit Agreement.

(h) Filed as Exhibit 99.8 is the Pledge Agreement dated as of March 19, 1997 between Quality Food, Inc. and Bank of America National Trust and Savings Association.

(i) Filed as Exhibit 99.9 is the Pledge Agreement dated as of March 19, 1997 between QFC and Bank of America National Trust and Savings Association.

(j) Filed as Exhibit 99.10 is the Agreement, Waiver and Amendment No. 1 to Agreement and Plan of Merger relating to the acquisition by QFC of Keith Uddenberg, Inc.

(k) Filed as Exhibit 99.11 is the Agreement, Waiver and Amendment No. 2 to Agreement and Plan of Merger relating to the acquisition by QFC of Keith Uddenberg, Inc.

(l) Filed as Exhibit 99.12 is the Press Release annoucning the completion of the Hughes Acquisition.

EXHIBITS

    99.1 U.S. Common Stock Purchase Agreement dated as of March 13, 1997 between QFC, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and each of the other underwriters named in Schedule A thereto.

    99.2 International Common Stock Purchase Agreement dated as of March 13, 1997 between QFC, Merrill Lynch International and each of the other underwriters named in Schedule A thereto.

    99.3 Senior Subordinated Notes Purchase Agreement dated as of March 13, 1997 between QFC, Quality Food Holdings, Inc., Hughes Markets, Inc., KU Acquistition Corporation, Donaldson, Lufkin & Jenrette Securities Corporation, Merrill Lynch, Pierce Fenner & Smith Incorporated and BancAmerica Securities, Inc.

    99.4 Senior Subordinated Notes Registration Rights Agreement dated as of March 19, 1997 between QFC, the Guarantors named on the signature pages thereof, Donaldson, Lufkin & Jenrette Securities Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated and BancAmerica Securities, Inc.

    99.5 Senior Subordinated Notes Indenture dated as of March 19, 1997 between QFC, the Guarantors named therein and First Trust National Association.

    99.6 Amended and Restated Credit Agreement dated as of March 14, 1997 among QFC, Quality Food Holdings, Inc., Quality Food, Inc., Bank of America National Trust and Savings Association, the Chase Manhattan Bank and the Other Financial Institutions Party Thereto.

    99.7 Guaranty dated as of March 19, 1997 executed in favor of Bank of America National Trust and Savings Association and the Other Agents and Lenders under the Amended and Restated Credit Agreement.

    99.8 Pledge Agreement dated as of March 19, 1997 between Quality Food, Inc. and Bank of America National Trust and Savings Association.

    99.9 Pledge Agreement dated as of March 19, 1997 between QFC and Bank of America National Trust and Savings Association.

    99.10 Agreement, Waiver and Amendment No. 1 to Agreement and Plan of Merger relating to the acquisition by QFC of Keth Uddenberg, Inc.

    99.11 Agreement, Waiver and Amendment No. 2 to Agreement and Plan of Merger relating to the acquisition by QFC of Keth Uddenberg, Inc.

    99.12 Press Release announcing the completion of the Hughes Acquisition.

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SIGNATURES:

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            QUALITY FOOD CENTERS, INC.


March 24, 1997                              By:       /s/ MARC W. EVANGER
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                                            Marc W. Evanger, Vice President
                                            and Chief Financial Officer
                                            and Secretary/Treasurer
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                                                                               4

                                INDEX TO EXHIBITS


Exhibit Number                                                      Exhibit Page

    99.1 U.S. Common Stock Purchase Agreement dated as of March 13, 1997 between QFC, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and each of the other underwriters named in Schedule A thereto.

    99.2 International Common Stock Purchase Agreement dated as of March 13, 1997 between QFC, Merrill Lynch International and each of the other underwriters named in Schedule A thereto.

    99.3 Senior Subornated Notes Purchase Agreement dated as of March 13, 1997 between QFC, Quality Food Holdings, Inc., Hughes Markets, Inc., KU Acquistition Corporation, Donaldson, Lufkin & Jenrette Securities Corporation, Merrill Lynch, Pierce Fenner & Smith Incorporated and BancAmerica Securities, Inc.

    99.4 Senior Subonated Registration Rights Agreement dated as of March 19, 1997 between QFC, the Guarantors named on the signature pages thereof, Donaldson, Lufkin & Jenrette Securities Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated and BancAmerica Securities, Inc.

    99.5 Senior Subonated Indenture dated as of March 19, 1997 between QFC, the Guarantors named therein and First Trust National Association.

    99.6 Amended and Restated Credit Agreement dated as of March 14, 1997 among QFC, Quality Food Holdings, Inc., Quality Food, Inc., Bank of America National Trust and Savings Association, the Chase Manhattan Bank and the Other Financial Institutions Party Thereto.

    99.7 Guaranty dated as of March 19, 1997 executed in favor of Bank of America National Trust and Savings Association and the Other Agents and Lenders under the Amended and Restated Credit Agreement.

    99.8 Pledge Agreement dated as of March 19, 1997 between Quality Food, Inc. and BAnk of America National Trust and SAvings Association.

    99.9 Pledge Agreement dated as of March 19, 1997 between QFC and Bank of America National Trust and Savings Association.

    99.10 Agreement, Waiver and Amendment No. 1 to Agreement and Plan of Merger relating to the acquisition by QFC of Keth Uddenberg, Inc.

    99.11 Agreement, Waiver and Amendment No. 2 to Agreement and Plan of Merger relating to the acquisition by QFC of Keth Uddenberg, Inc.

    99.12 Press Release announcing the completion of the Hughes Acquisition.